PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

PINNACLE VALUE FUND                                                                                                                                        2

BERTOLET CAPITAL TRUST

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Semi-Annual Report                                                                  June 30, 2017

Dear Fellow Shareholders,

Our Fund’s NAV fell 4% to $15.48/sh in the first half of 2017.  We ended the quarter at 46 positions with a weighted average market cap of $280 million, a dividend yield of 1.7%, and a price to book value ratio of 80%.  The benchmark R2000 rose 5% during the period.

Total Return	YTD	2016	2015	2014	2013
Pinnacle Value Fund	(4.0)%	16.5%	(6.0)%	4.8%	16.6%
Russell 2000	5.0	21.4	(4.4)	4.9	38.6
S&P 500	9.3%	12.0%	1.4%	13.7%	32.0%

(All returns include dividend reinvestment. Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

As shown on the above table, US equities had a respectable first half with the R2000 up 5% and the S&P 500 up 9.3%.  Pinnacle Value fell 4% for reasons that shall be explained shortly.

The State of the Market

In our opinion, the market’s recent rise was fueled by several factors:

1. Continued low interest rates that limit the attractiveness of bonds, CDs  and money market funds and keep asset prices buoyant due to easy credit availability.

2. Respectable corporate earnings- no high profile blow-ups or disappointments.

3. Reasonable employment, economic growth and inflation prospects.

4. High expectations for tax reform, deregulation and robust infrastructure spending.

5. Very few geopolitical flashpoints to unsettle the markets.

However, there may be some clouds on the horizon:

1. Central bankers worldwide (including the Fed) are winding down their “quantitative easing”

    programs which could spell higher interest rates. While this benefits savers, it may impact the ability of consumers to make big ticket purchase like homes, vehicle and appliances. Higher interest rates may also compress P/E ratios.

2. The economic recovery is entering its ninth year and earnings growth may be slowing. According to the National Bureau of Economic Research, the average post-war recovery is 5-6 years.

3. Reduced share repurchases  may limit a powerful source of demand for equities.

4. Finally, I suspect we are reaching an inflection point of the market’s relationship with the new administration. Prospects of meaningful tax reform, deregulation and robust infrastructure spending gave a big boost to the market post election, any uncertainty could spell trouble.

PINNACLE VALUE FUND                                                                                                                                        4

BERTOLET CAPITAL TRUST

Back at the Ranch

The first half was challenging for us. There’s no way to sugar-coat it. Performance was disappointing on both an absolute and relative basis. While reporting down results is never fun, we remain optimistic about our holdings and have recently added to several of our positions.

As you can see from the attached Winners column, our portfolio benefitted from several positives. Our royalty trusts (Permian Basin and San Juan) experienced higher cash flows which led to growing dividends to shareholders. MVC Capital announced the sale of its  largest portfolio holding, US Gas & Electric, which may lead to higher MVC dividends and/or share buybacks.  Land rich Forestar Group is selling 75% of itself to homebuilder DR Horton causing the share price to rise sharply. Computer Task Group (IT services) and Christopher & Banks (women’s retailer) both hired new CEOs who are embarking on major turnarounds that appear to be gaining traction.  We’ve met each and support their game plans.

Regrettably, Winners were dwarfed by the Sinners. Energy remains our largest exposure at 18%  which helped us bigtime in 2016 but has hurt us in 2017 as energy prices weakened. As mentioned in our 2016 Annual Report,   Tidewater and Gulfmark Offshore are  undergoing restructurings which leave us substantially diluted but give us warrants that become valuable if share prices reach a certain level. We should have sold  both months ago but were too optimistic about asset values, potential earnings power and their ability to raise outside capital. We sold some for tax losses and may sell more if needed. Seacor and  Atwood Oceanics reported poor results but Atwood recently agreed to be purchased by bigger competitor Ensco. Perhaps this is the start of industry wide consolidation that should lead to better results and higher share prices.

Cash remains at 48% and  earns practically nothing but is money good when needed. This is not a strategic decision but the result of very few bargains where cash can be deployed. While we’d love to put the cash to work, “Mr. Market” has offered minimal chances to do so. As you know, we’re “deep value” investors and always prefer a reasonable margin of safety.

By now you should have received your quarter end statement.  As always, should you have any questions about your account or the Fund, please let us know.

Many thanks for your continuing support of our work.

John E. Deysher                                                                        Pinnacle Value Fund

President & Portfolio Manager                                                745 Fifth Ave.- 2400

212-605-7100                                                                             New York,  NY  10151

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

TOP 10 POSITIONS

   % net assets

1. Gulf Island Fabrication- marine manufacturing

6.7

2. SWK Holdings- life sciences finance

5.1

3. Global Power Equipment- electric power infrastructure

3.9

4. ERA Group- helicopter services

3.3

5. Permian Basin Royalty Trust

2.9

6. Christopher & Banks- women’s retailer

2.6

7. Kansas City Life- life policies & annuities

2.5

8. San Juan Royalty Trust

2.3

9. MVC Capital- business development co.

2.0

10. First Acceptance-  non standard auto insurance

2.0

                                                                                     Total

33.3%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Permian Basin Royalty Trust

        $ 205,200

2. MVC Capital

168,000

3. Computer Task Group

154,200

4. Forestar Group

144,400

5. Christopher & Banks

144,000

                                                                                     Total

$ 815,800

YTD TOP 5 SINNERS (realized & unrealized losses)

1. Global Power Equipment

$ 963,200

2. Gulfmark Offshore

915,100

3. Tidewater

829,900

4. Seacor

369,900

5. Atwood Oceanics

226,900

                                                                                     Total

$ 3,305,000

SECURITY CLASSIFICATIONS

Government Money Market Funds

48.1%

Energy

18.0

Insurance

8.8

Industrial goods & services

8.4

Financial services

 5.7

Closed end funds

 6.0

Consumer goods & services

3.3

Real estate

1.0

Banks & thrifts

0.7

                                                                          Total                                            100.0%

PINNACLE VALUE FUND                                                                                                                                        6

BERTOLET CAPITAL TRUST

Schedule of Investments June 30, 2017 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS

Banks & Thrifts
3,966	Anchor Bancorp *	$ 21,973	$ 99,348
17,807	Hope Bancorp, Inc.	65,849	332,101
		87,822	431,449	0.67%
Conglomerate
400	FRP Holdings, Inc. *	9,686	18,460
5,255	Regency Affiliates, Inc.	20,665	36,522
100	Steel Partners Holdings L.P. *	1,109	1,860
		31,460	56,842	0.09%
Energy
130,955	Atwood Oceanics, Inc. *	1,191,918	1,067,283
2,000	Civeo Corp. *	1,704	4,200
234	Dorian LPG Ltd. *	2,016	1,914
222,565	Era Group, Inc. *	2,219,742	2,105,465
372,047	Gulf Island Fabrication, Inc.	2,789,167	4,315,745
519,288	Gulfmark Offshore, Inc. Class A *	1,172,981	101,261
207,254	Permian Basin Royalty Trust	1,559,638	1,803,110
219,862	San Juan Basin Royalty Trust	1,022,016	1,497,260
22,162	Seacor Marine Holdings, Inc. *	517,295	451,217
355,274	Tidewater, Inc. *	1,311,598	255,797
		11,788,075	11,603,252	18.01%
Financial Services
55,889	BKF Capital Group, Inc. (a) *	1,066,785	405,195
308,219	SWK Holdings Corp. *	2,702,812	3,267,121
		3,769,597	3,672,316	5.70%
Information Technology Services
111,770	Computer Task Group, Inc. *	484,482	624,794
20,552	Optical Cable Corp. *	46,046	49,325
		530,528	674,119	1.05%
Insurance
400	Atlas Financial Holdings, Inc. *	5,431	5,960
44,272	EMC Insurance Group, Inc.	540,568	1,229,876
1,105,503	First Acceptance Corp. *	1,637,426	1,260,273
60,394	Hallmark Financial Services, Inc. *	371,486	680,640
13,363	Independence Holding Co. *	57,026	273,273
32,728	Kansas City Life Insurance Co.	1,286,514	1,620,036
35,375	National Security Group, Inc.	281,745	504,094
6,100	Old Republic International Corp.	44,622	119,133
		4,224,818	5,693,285	8.84%
Power Equipment
733,017	Global Power Equipment Group, Inc. *	1,249,558	2,528,909
27,600	Powell Industries, Inc.	640,364	882,924
		1,889,922	3,411,833	5.30%
Real Estate
26,707	Getty Realty Corp.	349,438	670,346
100	The St. Joe Co. *	1,858	1,875
		351,296	672,221	1.04%

(a) Level 2 Security

* Non-Income producing securities.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        7

BERTOLET CAPITAL TRUST

Schedule of Investments June 30, 2017 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

Retail
300	Americas Carmart, Inc. *	$ 6,441	$ 11,670
1,290,309	Christopher & Banks Corp. *	1,546,249	1,690,305
214,510	Stage Stores, Inc.	464,379	446,181
		2,017,069	2,148,156	3.34%
Security Services
67,721	Costar Technologies, Inc. *	484,731	677,210	1.05%

Steel Works, Blast Furnaces, & Rolling Mills
17,505	Friedman Industries, Inc.	79,875	99,428	0.15%

Transportation
133	New Patriot Transportation Holding, Inc. *	2,394	2,377
12,052	Seacor Holdings, Inc. *	369,609	413,384
		372,003	415,761	0.65%

Total for Common Stock		$25,627,196	$ 29,555,872	45.89%

Closed-End & Exchange Traded Funds
25,659	Adams Natural Resources Fund, Inc.	429,745	479,823
79,411	ASA Gold and Precious Metals Ltd.	648,688	928,315
4,378	Barings Participation Investor	56,770	61,073
35,651	Central Europe, Russia, & Turkey Fund, Inc. *	704,889	780,757
16,472	Japan Smaller Capitalization Fund, Inc. *	96,625	189,099
129,046	MVC Capital, Inc.	1,119,733	1,272,394
1,000	Sprott Gold Miners ETF *	15,760	19,460
13,283	Turkish Investment Fund, Inc. *	100,221	128,048

Total for Closed-End & Exchange Traded Funds		$ 3,172,431	$ 3,858,969	5.99%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 0.70% **	1,000,000	1,000,000
29,978,336	First American Government Obligation Fund Class Z 0.66% **	29,978,336	29,978,336

Total for Short Term Investments		$30,978,336	$ 30,978,336	48.09%

	Total Investments	$59,777,963	$ 64,393,177	99.97%

	Other assets less liabilities		18,469	0.03%

	Net Assets		$ 64,411,646	100.00%

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at June 30, 2017.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        8

BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2017 (Unaudited)

Assets:
Investment Securities at Market Value	$ 64,393,177
(Identified Cost $59,777,963)
Cash	45,172
Receivables:
Dividends and Interest	43,496
Portfolio Securities Sold	409,163
Prepaid Expenses	20,263
Total Assets	64,911,271
Liabilities:
Payable to Advisor	480,884
Accrued Expenses	18,741
Total Liabilities	499,625
Net Assets	$ 64,411,646

Net Assets Consist of:
Paid-In Capital	$ 57,248,048
Net Investment Loss	(124,141)
Accumulated Realized Gain on Investments	2,672,525
Unrealized Appreciation in Value of Investments Based on Identified Cost	4,615,214
Net Assets	$ 64,411,646
Net Asset Value and Redemption Price
Per Share ($64,411,646/4,161,299 shares outstanding), no par value, unlimited
shares authorized	$ 15.48

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        9

BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2017 (Unaudited)

Investment Income:
Dividends	$ 260,861
Interest	93,022
Total Investment Income	353,883
Expenses:
Investment Advisor Fees (Note 3)	414,050
Transfer Agent & Fund Accounting Fees	23,307
Insurance Fees	8,900
Custodial Fees	7,425
Audit Fees	7,439
Registration Fees	5,201
Trustee Fees	4,959
Legal Fees	2,480
Miscellaneous Fees	2,279
Printing & Mailing Fees	1,984
Total Expenses	478,024

Net Investment Loss	(124,141)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,542,077
Capital Gain Distributions from Regulated Investment Companies	1,120
Change in Unrealized Appreciation on Investments	(4,134,703)
Net Realized and Unrealized Gain on Investments	(2,591,506)

Net Decrease in Net Assets from Operations	$ (2,715,647)

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        10

BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2017	12/31/2016
From Operations:
Net Investment Loss	$ (124,141)	$ (346,359)
Net Realized Gain on Investments	1,542,077	5,198,938
Capital Gain Distributions from Regulated Investment Companies	1,120	50,401
Net Change In Unrealized Appreciation (Depreciation)	(4,134,703)	4,783,924
Net Increase (Decrease) in Net Assets from Operations	(2,715,647)	9,686,904

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	-	(4,429,286)
Total Distributions to Shareholders	-	(4,429,286)

From Capital Share Transactions:
Proceeds From Sale of Shares	1,809,911	6,731,775
Shares issued in Reinvestment of Dividends	-	4,161,365
Cost of Shares Redeemed (a)	(2,660,290)	(7,146,810)
Net Increase (Decrease) from Shareholder Activity	(850,379)	3,746,330

Net Increase (Decrease) in Net Assets	(3,566,026)	9,003,948

Net Assets at Beginning of Period	67,977,672	58,973,724
Net Assets at End of Period	$ 64,411,646	$ 67,977,672

Share Transactions:
Issued	113,301	433,882
Reinvested	-	257,989
Redeemed	(168,917)	(462,342)
Net increase (decrease) in shares	(55,616)	229,529
Shares outstanding beginning of Period	4,216,915	3,987,386
Shares outstanding end of Period	4,161,299	4,216,915

(a) Net of Redemption Fees of $1,514 for the period ended June 30, 2017, and $3,423 for the period ended December 31, 2016.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:

	(Unaudited)
	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net Asset Value -
Beginning of Period	$ 16.12	$ 14.79	$ 17.22	$ 17.43	$ 15.95	$ 13.89
Net Investment Loss *	(0.03)	(0.09)	- (a)	(0.10)	(0.12)	(0.04)
Net Gains or Losses on Securities
(realized and unrealized)	(0.61)	2.53	(1.04)	0.93	2.75	2.66
Total from Investment Operations	(0.64)	2.44	(1.04)	0.83	2.63	2.62

Distributions from Net Investment Income	-	-	-	-	-	-
Distributions from Capital Gains	-	(1.11)	(1.39)	(1.04)	(1.15)	(0.56)
	-	(1.11)	(1.39)	(1.04)	(1.15)	(0.56)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-	-

Net Asset Value -
End of Period	$ 15.48	$ 16.12	$ 14.79	$ 17.22	$ 17.43	$ 15.95

Total Return	(3.97)%(c)	16.51%	(5.99)%	4.80%	16.62%	18.88%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 64,412	$ 67,978	$ 58,974	$ 64,672	$ 65,789	$ 52,637

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.44%(b)	1.45%	1.44%	1.44%	1.45%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.37)%(b)	(0.56)%	(0.02)%	(0.57)%	(0.69)%	(0.26)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.44%(b)	1.45%	1.44%	1.44%	1.46%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.37)%(b)	(0.56)%	(0.02)%	(0.57)%	(0.71)%	(0.26)%

Portfolio Turnover Rate	14.77%(c)	43.04%	29.23%	20.94%	3.78%	8.14%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

(b) Annualized.

(c) Not annualized.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        12

BERTOLET CAPITAL TRUST

Notes to Financial Statements

June 30, 2017 (Unaudited)

 1.)

 ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at June 30, 2017:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 33,009,646	405,195	-	$ 33,414,841
Money Market Funds	30,978,336	-	-	30,978,336
Investments at Market	$ 63,987,982	405,195	-	$ 64,393,177

(a) See Schedule of Investments for industry breakout.

PINNACLE VALUE FUND                                                                                                                                        13

BERTOLET CAPITAL TRUST

There were no transfers between levels at period end.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2017. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended June 30, 2017, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2017 the Fund held approximately 48% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Liquid Assets Portfolio Fund.

As of June 30, 2017 the Fund had approximately 47% of its assets in First American Government Obligation Fund - Class Z. The investment in this fund is approximately 0.1% of the fund’s net assets which was approximately $32.9 billion dollars at June 30, 2017. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2017 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2017 and year ended December 31, 2016, $1,514 and $3,423, of early redemption fees, respectively, were returned to the Fund through shareholder redemptions.

PINNACLE VALUE FUND                                                                                                                                        14

BERTOLET CAPITAL TRUST

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2017, Adviser earned $414,050 in fees.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser if Fund Annual Total Expenses exceed 1.49%, of average daily net assets through April 30, 2018.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser had no recoupment in 2016 and $0 available for recoupment at June 30, 2017.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2017, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $5,195,050 and $6,848,371, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2016.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the six months ended June 30, 2017, the Fund did not pay any distributions.

For the year ended Dec. 31, 2016 the Fund paid a long-term capital gain distribution of $1.1130 per share.

The tax nature of distributions paid during the six months ended June 30, 2017, and the year ended December 31, 2016:

	2017	2016
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 0	$ 4,429,286

At December 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 59,995,776

Gross tax unrealized appreciation	$ 11,782,567
Gross tax unrealized depreciation	(3,049,028)
Net tax unrealized appreciation	8,733,539
Accumulated realized gain on investments –net	1,145,706
Total Distributable Earnings	$ 9,879,245

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (Unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (62)	Trustee	Unlimited Since Inception	President, Secretary, Treasurer Pinnacle Value Fund	None

Independent Trustees
Edward P. Breau, CFA (84)	Trustee	Unlimited Since Inception	Private Investor	None

Richard M. Connelly (61)	Trustee	Unlimited Since Inception	Counsel, CCO JG Wentworth (finance)	None

James W. Denney (52)	Trustee	Unlimited Since Inception	President, Mohawk Asset Management	None

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

PINNACLE VALUE FUND                                                                                                                                        16

BERTOLET CAPITAL TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement (“Agreement”) between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2017. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Fund’s performance was compared to a peer group of mutual funds and the R2000 index. The Board noted the Fund’s 2016 performance was below the peer group average and the R2000. For the most recent 10 year period, Fund performance was slightly better than the peer group average and slightly worse than the R2000. The Board noted the Fund’s 10 year Sharpe ratio was substantially better than  the peer group average indicating a lower risk/volatility profile.  The Board felt the Fund’s performance acceptable given its high cash levels during the respective periods.

Reasonableness of Fees. The Board reviewed data comparing the Fund’s expense ratio and management fee to the peer group. The Board noted that the Fund’s expense ratio was slightly higher than the peer group’s due to the Fund’s smaller asset base.  The Board noted the Fund’s management fee was slightly higher than the peer group’s which it deemed reasonable given the many administrative, compliance and other services provided to the Fund. The board noted the Adviser continues to cap expenses at 1.49%. Based on these factors and the labor intensive nature of small/micro-cap research, the Board concluded the advisory fee charged to the Fund is fair and reasonable.

Profitablity & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2016 financial statement and concluded that Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

PINNACLE VALUE FUND                                                                                                                                        17

BERTOLET CAPITAL TRUST

 Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2017	June 30, 2017	January 1, 2017 to June 30, 2017

Actual	$1,000.00	$960.30	$7.00
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.65	$7.20

* Expenses are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED JUNE 30, 2017

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	5.47%	2.39%	6.75%	4.81%
Russell 2000 Index	24.60%	7.35%	13.70%	6.92%

Chart assumes an initial investment of $10,000 made on 7/1/2007.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Pinnacle Value Fund $15,994
Russell 2000 Index $19,523
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
7/1/2007
12/31/2007
6/30/2008
12/31/2008
6/30/2009
12/31/2009
6/30/2010
12/31/2010
6/30/2011
12/31/2011
6/30/2012
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
6/30/2017

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Previously Filed.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 29, 2017